Buffalo Discovery Fund
Schedule of Investments
September 30, 2019 (Unaudited)

Shares or Face Amount		Fair Value*
	COMMON STOCKS - 92.56%
	Communication Services - 3.57%
	Entertainment - 2.35%
342,359	Live Nation Entertainment, Inc. (a)	$22,712,096
147,474	Take-Two Interactive Software, Inc. (a)	18,484,391
		41,196,487
	Interactive Media & Services - 1.22%
97,922	IAC/InterActiveCorp (a)	21,344,058

	Total Communication Services (Cost $54,726,180)	62,540,545

	Consumer Discretionary - 11.59%
	Auto Components - 1.25%
249,495	Aptiv PLC (b)	21,810,853

	Distributors - 1.21%
671,921	LKQ Corp. (a)	21,131,915

	Diversified Consumer Services - 2.52%
341,551	frontdoor, inc. (a)	16,589,132
493,260	ServiceMaster Global Holdings, Inc. (a)	27,573,234
		44,162,366
	Hotels, Restaurants & Leisure - 1.41%
108,414	Vail Resorts, Inc.	24,670,690

	Household Durables - 0.89%
184,355	Garmin Ltd. (b)	15,613,025

	Internet & Direct Marketing Retail - 2.39%
341,889	Etsy, Inc. (a)	19,316,729
167,181	Expedia Group, Inc.	22,470,798
		41,787,527
	Textiles, Apparel & Luxury Goods - 1.92%
197,832	Columbia Sportswear Co.	19,167,942
161,189	VF Corp.	14,344,209
		33,512,151
	Total Consumer Discretionary (Cost $165,427,592)	202,688,527

	Consumer Staples - 1.52%
	Household Products - 1.52%
234,966	Church & Dwight Co, Inc.	17,678,842
58,213	The Clorox Co.	8,840,808
	Total Consumer Staples (Cost $27,397,970)	26,519,650

	Financials - 7.07%
	Capital Markets - 4.96%
168,140	Cboe Global Markets, Inc.	19,320,967
133,186	MSCI, Inc.	29,001,251
277,849	Nasdaq, Inc.	27,604,298
290,414	Tradeweb Markets, Inc. - Class A	10,739,510
		86,666,026

	Diversified Financial Services - 0.94%
103,245	Global Payments Inc.	16,415,955

	Insurance - 1.17%
229,269	Arthur J. Gallagher & Co.	20,535,625

	Total Financials (Cost $98,349,542)	123,617,606

	Health Care - 18.20%
	Biotechnology - 1.41%
126,807	Exact Sciences Corp. (a)	11,459,548
176,973	Incyte Corp. (a)	13,136,706
		24,596,254
	Health Care Equipment & Supplies - 10.13%
115,134	ABIOMED, Inc. (a)	20,481,187
55,811	Align Technology, Inc. (a)	10,097,326
261,985	Baxter International Inc.	22,915,828
96,812	IDEXX Laboratories, Inc. (a)	26,326,087
175,542	Insulet Corporation (a)	28,952,142
24,840	Masimo Corp. (a)	3,695,944
116,394	STERIS PLC (b)	16,817,769
99,999	The Cooper Companies, Inc.	29,699,703
152,977	Varian Medical Systems, Inc. (a)	18,218,031
		177,204,017
	Health Care Providers & Services - 0.96%
64,533	WellCare Health Plans, Inc. (a)	16,725,018

	Life Sciences Tools & Services - 5.70%
171,103	Agilent Technologies, Inc.	13,111,623
110,515	Bio-Techne Corp.	21,624,470
73,187	Illumina, Inc. (a)	22,264,949
144,020	IQVIA Holdings, Inc. (a)	21,513,708
213,405	PRA Health Sciences, Inc. (a)	21,176,178
		99,690,928
	Total Health Care (Cost $285,374,951)	318,216,217

	Industrials - 22.26%
	Aerospace & Defense - 4.23%
200,602	HEICO Corp.	19,520,581
291,286	Hexcel Corp.	23,923,319
79,558	L3Harris Technologies, Inc.	16,598,981
43,492	Teledyne Technologies, Inc. (a)	14,003,989
		74,046,870
	Building Products - 0.98%
409,575	Masco Corp.	17,071,086

	Commercial Services & Supplies - 3.37%
237,470	Copart, Inc. (a)	19,075,965
414,635	IAA Inc. (a)	17,302,719
261,060	Republic Services, Inc.	22,594,743
		58,973,427
	Electrical Equipment - 1.55%
295,981	AMETEK, Inc.	27,176,976

	Industrial Conglomerates - 1.11%
54,442	Roper Industries, Inc.	19,414,017

	Machinery - 3.37%
112,426	IDEX Corp.	18,424,373
125,089	Rockwell Automation, Inc.	20,614,667
250,583	Xylem, Inc.	19,951,418
		58,990,458
	Professional Services - 6.17%
37,957	CoStar Group, Inc. (a)	22,516,093
64,288	Equifax, Inc.	9,043,393
393,445	IHS Markit Ltd. (a)(b)	26,313,602
26,121	MarketAxess Holdings, Inc.	8,554,628
236,375	TransUnion	19,172,376
140,724	Verisk Analytics, Inc.	22,254,093
		107,854,185
	Road & Rail - 1.47%
193,348	Kansas City Southern	25,717,217

	Total Industrials (Cost $276,965,225)	389,244,236

	Information Technology - 25.52%
	Electronic Equipment, Instruments & Components - 2.26%
130,512	Amphenol Corp. - Class A	12,594,408
269,406	Trimble, Inc. (a)	10,455,647
79,567	Zebra Technologies Corp. - Class A (a)	16,420,242
		39,470,297
	IT Services - 9.35%
166,479	Akamai Technologies, Inc. (a)	15,212,851
191,072	Broadridge Financial Solutions, Inc.	23,775,089
136,041	EPAM Systems, Inc. (a)	24,802,995
108,149	Euronet Worldwide, Inc. (a)	15,822,199
165,761	Fiserv, Inc. (a)	17,171,182
59,273	FleetCor Technologies, Inc. (a)	16,998,311
113,889	GoDaddy, Inc. - Class A (a)	7,514,396
62,041	Jack Henry & Associates, Inc.	9,056,125
150,500	Square, Inc. (a)	9,323,475
117,903	WEX Inc. (a)	23,824,659
		163,501,282
	Semiconductors & Semiconductor Equipment - 3.19%
112,747	KLA-Tencor Corporation	17,977,509
65,846	Lam Research Corporation	15,217,669
120,873	MKS Instruments, Inc.	11,154,160
24,336	Monolithic Power Systems, Inc.	3,787,412
79,393	Xilinx, Inc.	7,613,789
		55,750,539
	Software - 10.72%
548,599	8x8, Inc. (a)	11,366,971
143,314	Aspen Technology, Inc. (a)	17,639,087
1,440,533	BlackBerry Ltd. (a)(b)	7,562,798
167,017	Guidewire Software, Inc. (a)	17,600,252
137,100	Palo Alto Networks, Inc. (a)	27,945,093
166,017	Proofpoint, Inc. (a)	21,424,494
313,004	RealPage, Inc. (a)	19,675,431
73,281	ServiceNow, Inc. (a)	18,602,382
153,048	Synopsys, Inc. (a)	21,005,838
94,216	Tyler Technologies, Inc. (a)	24,731,700
		187,554,046
	Total Information Technology (Cost $364,299,921)	446,276,164

	Materials - 2.83%
	Chemicals - 2.83%
85,722	Air Products & Chemicals, Inc.	19,018,283
132,414	Ingevity Corp. (a)	11,234,004
156,964	International Flavors & Fragrances Inc.	19,257,913
	Total Materials (Cost $36,433,438)	49,510,200

	TOTAL COMMON STOCKS (Cost $1,308,974,819)	1,618,613,145

	REITS - 2.29%
	Real Estate - 2.29%
	Equity Real Estate Investment Trusts (REITs) - 2.29%
123,126	Crown Castle International Corp.	17,115,746
39,734	Equinix Inc.	22,918,571
	Total Real Estate (Cost $19,595,592)	40,034,317

	TOTAL REITS (Cost $19,595,592)	40,034,317

	SHORT TERM INVESTMENTS - 6.99%
	Investment Company - 6.99%
122,160,381	Fidelity Investments Money Market Funds - Government Portfolio - Class I - 1.83% (c)	122,160,381
	Total Investment Company	122,160,381

	TOTAL SHORT TERM INVESTMENTS (Cost $122,160,381)	122,160,381

	Total Investments (Cost ($1,450,730,792) - 101.84%	1,780,807,843
	Liabilities in Excess of Other Assets - (1.84)%	(32,125,137)
	TOTAL NET ASSETS - 100.00%	$1,748,682,706

PLC — Public Limited Company
(a)	Non Income Producing.
(b)	Foreign Issued Security. The total value of these securities amounted to $174,633,143 (8.16% of net assets) at September 30, 2019.
(c)	The rate quoted is the annualized seven-day effective yield as of September 30, 2019.
*	See Note 1A of accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements

INVESTMENT VALUATION

Equity securities and debt securities traded on a national securities exchange or national market, except those traded using the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”), are valued at the latest sales price thereof, or if no sale was reported on that date, the mean between the most recent quoted bid and ask price is used. All equity securities that are traded using NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sales price. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent quoted bid and ask price.

When market quotations are not readily available, any security or other asset is valued at its fair value as determined in good faith under procedures approved by the Board of Trustees (the “Board”). If events occur that will affect the value of a Fund’s portfolio securities before the net asset value (“NAV”) has been calculated (a “significant event”), the security will generally be priced using a fair value procedure. The Board has adopted specific procedures for valuing portfolio securities and delegated the responsibility of fair value determinations to the Valuation Committee. Some of the factors that may be considered by the Valuation Committee in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restriction on the position; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased or sold. As of September 30, 2019, none of the Funds held fair valued securities.

Debt securities with remaining maturities of 60 days or less are normally valued at the last reported sale price. If there is no trade on the particular day, then the security will be priced at the mean between the most recent bid and ask prices.

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Funds may invest in restricted securities that are consistent with the Funds’ investment objectives and investment strategies. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Funds or in connection with another registered offering of the securities. Investments in restricted securities are valued utilizing the Funds’ corporate bond valuation policies.

FOREIGN INVESTMENT RISK

Investing in securities of foreign corporations and governments involves additional risks relating to: political, social, religious and economic developments abroad; market instability; fluctuations in foreign exchange rates; different regulatory requirements, market practices, accounting standards and practices; and less publicly available information about foreign issuers. Additionally, these investments may be less liquid, carry higher brokerage commissions and other fees, and procedures and regulations governing transactions and custody in foreign markets also may involve delays in payment, delivery or recovery of money or investments. Investments in common stocks of U.S. companies with international operations, and the purchase of sponsored or unsponsored ADRs (American Depositary Receipt) carry similar risks. In addition to risks associated with investing in foreign securities, there are special risks associated with investments in China and Hong Kong, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations, differing legal standards and rapid fluctuations in inflation and interest rates. The Chinese government could, at any time, alter or discontinue economic reform programs implemented since 1978.

Summary of Fair Value Exposure at September 30, 2019

In accordance with FASB ASC 820, Fair Value Measurements (“ASC 820”), fair value is defined as the price that a Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Funds’ investments. The inputs are summarized in the three broad levels listed below:

Level 1 — Valuations based on quoted prices for investments in active markets that a Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
Level 3 —Valuations based on significant unobservable inputs (including a Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the market place. The inputs will be considered by Kornitzer Capital Management (“Advisor”), along with any other relevant factors in the calculation of an investment’s fair value. The Funds use prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Funds evaluate and determine whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above and in the Foreign Investment Risk note above.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions made by the Valuation Committee. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurement of applicable Fund assets and liabilities by level within the fair value hierarchy as of September 30, 2019. These assets are measured on a recurring basis.

Buffalo Discovery Fund
	Level 1	Level 2	Level 3	Total
Common Stocks	$1,618,613,145	-	-	$1,618,613,145
REITS	40,034,317	-	-	40,034,317
Short Term Investment	122,160,381	-	-	122,160,381
Total*	$1,780,807,843	$-	$-	$1,780,807,843

* Additional information regarding the industry and/or geographical classification of these investments is disclosed in the schedule of investments.

TRANSACTIONS WITH AFFILIATES
Investments representing 5% or more of the outstanding voting securities of a portfolio company result in that company being considered an affiliated company, as defined in the 1940 Act. There were no affiliated companies held in any of the Buffalo Funds during the period ended September 30, 2019.

FOREIGN CURRENCY TRANSLATION
Values of investments denominated in foreign currencies are converted into U.S. dollars using a spot market rate of exchange on the day of valuation. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using a spot market rate of exchange prevailing on the respective dates of such transactions. The portion of security gains or losses resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate, for both ﬁnancial reporting and tax purposes.

PURCHASED AND WRITTEN OPTIONS CONTRACTS
Certain of the Buffalo Funds may purchase and write call or put options on securities and indices and enter into related closing transactions. As a holder of a call option, a Fund has the right, but not the obligation, to purchase a security at the exercise price during the exercise period. As the writer of a call option, a Fund has the obligation to sell the security at the exercise price during the exercise period. The Fund did not hold written call options as of September 30, 2019. The Fund’s maximum payout in the case of written call option contracts cannot be determined. As a holder of a put option, a Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period. As the writer of a put option, a Fund has the obligation to buy the underlying security at the exercise price during the exercise period. The Fund did not hold any written put options as of September 30, 2019.  The premium that a Fund pays when purchasing an option or receives when writing an option will reﬂect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the market value of an option at the time of purchase.  A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a speciﬁed amount of a security at a ﬁxed price (the exercise price) during a speciﬁed period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period.  Exchange traded options are valued at the composite price, using the National Best Bid and Oﬀer quotes (“NBBO”). NBBO consists of the highest bid prices and lowest ask prices across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Speciﬁcally, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. Non exchange traded options also will be valued at the mean between the last bid and ask quotations. For options where market quotations are not readily available, a fair value shall be determined as set forth in the Fund’ fair valuation guidelines.  The Fund may use options with the objective to generate income as a non-principal investment strategy. A risk of using derivatives is that the counterparty to a derivative may fail to comply with their obligation to the Fund.